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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 14, 2000
                                                --------------------------------


                                  CYGNUS, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                  0-18962                 94-2978092
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(State or other jurisdiction         (Commission File        (IRS Employer
of incorporation)                    Number)                 Identification No.)





         400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA              94063-4719
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            (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (650) 369-4300
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On December 14, 2000, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that the United States Patent and Trademark Office recently issued three patents relating to Cygnus' glucose monitoring systems, including the GlucoWatch-Registered Trademark- biographer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit Number
         --------------
             99.1     Press Release by Cygnus, Inc. dated December 14, 2000
                      referred to in Item 5 above.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CYGNUS, INC.


Date:    December 15, 2000                   By:      /s/ Barbara G. McClung
                                                   -----------------------------
                                                   Barbara G. McClung
                                                   Senior Vice President
                                                   and General Counsel